UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

            Maryland                  001-31916              20-0103914
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)           File Number)        Identification No.)

538 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (516) 396-7700
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 10, 2006, American Home Mortgage Investment Corp. ("AHM Investment") and its subsidiaries, American Home Mortgage Corp., American Home Mortgage Servicing, Inc., and American Home Mortgage Acceptance, Inc. (collectively, the "Borrowers," and, collectively with American Home Mortgage Holdings, Inc. ("AHM Holdings"), another subsidiary of AHM Investment, the "Company"), entered into a Second Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, swing line lender and a lender ("Bank of America"), and a syndicate of other commercial lenders (the "Facility"). The Facility amended and superceded the Company's existing credit facility with Bank of America, which was scheduled to expire on August 12, 2006.

      The Facility is a committed line of credit in the aggregate amount of $1.25 billion and, upon the occurrence of certain events, may be increased to a maximum aggregate amount of $1.5 billion. The Facility matures on August 9, 2007.

      The Borrowers' obligations under the Facility are guaranteed by AHM Investment and AHM Holdings. The Borrowers' obligations under the Facility are secured by a first priority lien on the mortgage loans, mortgage-backed securities and certain other financial instruments financed by proceeds from the Facility. The Facility contains customary affirmative and negative covenants and conditions regarding the Company's finances and operations.

      In addition, the Facility contains customary events of default. If an event of default occurs and is continuing, the Company might be required to pay all amounts outstanding under such facility. The acceleration of the maturity of the loans made under the Facility is automatic in the event the Company files for bankruptcy or similar debt relief. Under all other events of default, whether the maturity of the loans will be accelerated is subject to the discretion of the lenders holding 51% or more of loans and commitments under the Facility.

      The description of the Facility set forth above is qualified by each of the Second Amended and Restated Credit Agreement and the Ratification of Security and Collateral Agency Agreement and Guaranty filed as Exhibits 10.1 and 10.2, respectively, of this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

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

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits:

      10.1  -     Second Amended and Restated Credit Agreement, dated as of
                  August 10, 2006, by and among American Home Mortgage
                  Investment Corp., American Home Mortgage Servicing, Inc.,
                  American Home Mortgage Corp., American Home Mortgage
                  Acceptance, Inc., collectively as Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Lender, Calyon
                  New York Branch and Deutsche Bank Securities Inc., as
                  Co-Syndication Agents, Citibank, N.A., JPMorgan Chase Bank,
                  N.A. and Merrill Lynch Bank USA, as Co-Documentation Agents, and Banc of America Securities LLC, as Sole Lead Arranger and
                  Sole Book Manager.

      10.2  -     Ratification of Security and Collateral Agency Agreement and
                  Guaranty, dated August 10, 2006, by and among American Home
                  Mortgage Investment Corp., American Home Mortgage Servicing,
                  Inc., American Home Mortgage Corp., American Home Mortgage
                  Acceptance, Inc., collectively as Borrowers, and American Home
                  Mortgage Investment Corp. and American Home Mortgage Holdings,
                  Inc., together as Guarantors.


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

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2006                  AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:   /s/ Michael Strauss
                                          --------------------------------------
                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer and
                                                 President


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

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NUMBER                             DESCRIPTION
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    10.1                Second Amended and Restated Credit Agreement, dated as
                        of August 10, 2006, by and among American Home Mortgage Investment Corp., American Home Mortgage Servicing, Inc., American Home Mortgage Corp., American Home Mortgage Acceptance, Inc., collectively as Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Lender, Calyon New York Branch and Deutsche Bank Securities Inc., as Co-Syndication Agents, Citibank, N.A., JPMorgan Chase Bank, N.A. and Merrill Lynch Bank USA, as Co-Documentation Agents, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

    10.2 Ratification of Security and Collateral Agency Agreement and Guaranty, dated August 10, 2006, by and among American Home Mortgage Investment Corp., American Home Mortgage Servicing, Inc., American Home Mortgage Corp., American Home Mortgage Acceptance, Inc., collectively as Borrowers, and American Home Mortgage Investment Corp. and American Home Mortgage Holdings, Inc., together as Guarantors.


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